UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  [   ]

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[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to 14a-12

FITLIFE BRANDS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FITLIFE BRANDS, INC.
4509 South 143rd Street, Suite 1
Omaha, Nebraska 68137
(402) 333-5260

May 29, 2014
Dear Stockholders of FitLife Brands, Inc.:

You are cordially invited to attend the 2014 Annual Meeting of Stockholders of FitLife Brands, Inc. (the “Annual Meeting”), which will be held at our corporate offices located at 4509 South 143rd Street, Suite 1, Omaha, Nebraska 68137, on July 8, 2014 at 10:00 a.m., local time.

Details of the business to be conducted at the Annual Meeting are described in the Notice of Internet Availability of Proxy Materials (the “Notice”) you received in the mail, and in this Proxy Statement. We have also made available a copy of our 2013 Annual Report on Form 10-K (“Annual Report”) with this Proxy Statement. We encourage you to read our Annual Report. It includes our audited financial statements and provides information about our business and services.

As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, we have elected to provide access to our proxy materials over the Internet, rather than mailing paper copies. Our management believes that providing our proxy materials over the Internet increases the ability of our stockholders to access the information they need, while lowering the costs of our Annual Meeting and conserving natural resources.

Regardless of whether you plan to attend the Annual Meeting in person, please read the accompanying Proxy Statement and then vote by Internet, telephone or e-mail as promptly as possible.  Please refer to the Notice for instructions on submitting your vote. Voting promptly will save us additional expense in soliciting proxies and will ensure that your shares are represented at the Annual Meeting.

    Our Board of Directors has unanimously approved the proposals set forth in the Proxy Statement and we recommend that you vote in favor of each such proposal.

                We look forward to seeing you at the Annual Meeting.

Sincerely,
John Wilson Chief Executive Officer, President and Director

YOUR VOTE IS IMPORTANT

All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the Annual Meeting, you are urged to vote by internet, telephone or e-mail as promptly as possible. Submitting your vote assures that a quorum will be present at the Annual Meeting and avoid the additional expense of duplicate proxy solicitations. Any stockholder attending the Annual Meeting may vote in person, even if he or she has returned a proxy.

FITLIFE BRANDS, INC.
4509 South 143rd Street, Suite 1
Omaha, Nebraska 68137
(402) 333-5260

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on July 8, 2014

Dear Stockholders of FitLife Brands, Inc.:

We are pleased to invite you to attend the 2014 Annual Meeting of Stockholders of FitLife Brands, Inc. (“Annual Meeting”), a Nevada corporation, which will be held at our corporate offices located at 4509 South 143rd Street, Suite 1, Omaha, Nebraska 68137, on July 8, 2014 at 10:00 a.m., local time, for the following purposes:

1.	To elect five directors to our Board of Directors, each to serve until our next Annual Meeting of Stockholders or until his respective successor is elected and qualified;

2.	Ratifying the appointment of Tarvaran Askelson & Company, LLP as our independent auditors for the fiscal year ending December 31, 2014; and

3.	Such other matters as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

These matters are more fully discussed in the attached Proxy Statement.

We have elected to provide access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s “notice and access” rules. We believe that this process expedites stockholders’ receipt of proxy materials, while lowering the costs of our Annual Meeting and conserving natural resources. On or about May 29, 2014, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting, which contained instructions on how to access the attached Proxy Statement, the 2013 Annual Report on Form 10-K (“Annual Report”) and vote via the Internet, telephone or e-mail. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: http://www.colonialstock.com/fitlife2014

The close of business on May 16, 2014 (the “Record Date”) has been fixed as the Record Date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof. Only holders of record of common stock at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. A complete list of these stockholders will be available for examination by any of our stockholders for purposes pertaining to the Annual Meeting at our corporate offices, 4509 South 143rd Street, Suite 1, Omaha, Nebraska 68137, during normal business hours for a period of ten days prior to the Annual Meeting, and at the time and place of the Annual Meeting.

Whether or not you expect to attend in person, we urge you to vote your shares as promptly as possible by Internet, telephone or e-mail, so that your shares may be represented and voted at the Annual Meeting. If your shares are held in the name of a bank, broker or other fiduciary, please follow the instructions on the voting instruction card furnished by the record holder.

Our Board of Directors unanimously recommends that you vote “FOR” Proposal Nos. 1 and 2, each of which are described in detail in the accompanying Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON JULY 8, 2014:  THE ANNUAL REPORT AND PROXY STATEMENT ARE AVAILABLE ONLINE AT WWW.COLONIALSTOCK.COM/FITLIFE2014
By Order of the Board of Directors,

John Wilson
Omaha, Nebraska	Chief Executive Officer, President and Director
May 29, 2014

FITLIFE BRANDS, INC.
4509 South 143rd Street, Suite 1
Omaha, Nebraska 68137
(402) 333-5260

PROXY STATEMENT

The enclosed proxy is solicited on behalf of the Board of Directors of FitLife Brands, Inc., a Nevada corporation (the “Company”), for use at the 2014 Annual Meeting of Stockholders (“Annual Meeting”) to be held on July 8, 2014 at 10:00 a.m., local time, and at any adjournment or postponement thereof, at our corporate offices located at 4509 South 143rd Street, Suite 1, Omaha, Nebraska 68137.

We have elected to provide access to this year’s proxy materials primarily over the Internet under the Securities and Exchange Commission’s (“SEC”) “notice and access” rules. On or about May 29, 2014, we mailed a Notice of Internet Availability of Proxy Materials (the “Notice”) to each of our stockholders entitled to notice of and to vote at the Annual Meeting, which contained instructions on how to access this Proxy Statement, the 2013 Annual Report on Form 10-K (“Annual Report”) and vote via the Internet, telephone or e-mail. The Notice also included instructions on how you can receive a paper copy of your proxy materials. The Proxy Statement and the Annual Report both are available online at: http://www.colonialstock.com/fitlife2014

Voting

The specific proposals to be considered and acted upon at our Annual Meeting were summarized in the Notice and are described in more detail in this Proxy Statement.  Stockholders of record at the close of business on May 16, 2014 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, the Company had 8,117,474 shares of common stock, $0.01 par value per share, issued and outstanding. Each holder of common stock is entitled to one vote for each share held as of the Record Date.

Quorum

In order for any business to be conducted at the Annual Meeting, the holders of more than 50% of the shares entitled to vote must be represented at the Annual Meeting, either in person or by properly executed proxy. If a quorum is not present at the scheduled time of the Annual Meeting, the stockholders who are present may adjourn the Annual Meeting until a quorum is present. The time and place of the adjourned Annual Meeting will be announced at the time the adjournment is taken, and no other notice will be given. An adjournment will have no effect on the business that may be conducted at the Annual Meeting.

Required Vote for Approval

Proposal No. 1: Election of Directors. For the five nominees who receive the greatest number of votes cast at the Annual Meeting by the shares present in person or by proxy and entitled to vote will be elected.

Proposal No. 2: Ratification of Appointment of Auditors. To ratify the appointment of Tarvaran Askelson & Company, LLP as our independent auditors for the fiscal year ending December 31, 2014, the number of votes cast “FOR” must exceed the number of votes cast “AGAINST” this Proposal.

Abstentions and Broker Non Votes

All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. If you hold your shares in “street name” through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon.  If you do not give your broker or nominee specific instructions regarding such matters, your proxy will be deemed a “broker non-vote.”

Under Nevada law and our Bylaws, each matter (other than the election of directors) is determined by the vote of the holders of a majority of the voting power present or represented by proxy. For these matters, abstentions are treated as shares present or represented by proxy, so abstentions have the same effect as negative votes. Broker non-votes, however, are not deemed to be present to represented by proxy and, therefore, do not have any effect on the outcome of these matters.

Proxies

If your proxy is properly returned to the Company, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If return your proxy without specifying how the shares represented thereby are to be voted, the proxy will be voted (i) FOR the election of five directors nominated by our Board, (ii) FOR ratification of the appointment of Tarvaran Askelson & Company, LLP as our independent auditors for fiscal year 2014, and (iii) at the discretion of the proxy holders on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

You may revoke or change your proxy at any time before the Annual Meeting by filing with our Corporate Secretary at our principal executive offices at 4509 South 143rd Street, Suite 1, Omaha, Nebraska 68137, a notice of revocation or another signed proxy with a later date. You may also revoke your proxy by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting alone will not revoke your proxy.  If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker or record holder to vote personally at the Annual Meeting.

Solicitation

We will bear the entire cost of solicitation, including the preparation, assembly, printing and mailing of the Notice, as well as the preparation and posting of this Proxy Statement and any additional solicitation materials furnished to the stockholders. Copies of any solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, we may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. The original solicitation of proxies may be supplemented by a solicitation by telephone, e-mail or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services. Except as described above, we do not presently intend to solicit proxies other than by mail, telephone and e-mail.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

PROPOSAL NO. 1

ELECTION OF DIRECTORS

General

Our Bylaws provide that the Board of Directors shall consist of not less than one, nor more than nine directors, and that upon any change in the number of members, any newly created directorships or eliminated directorships shall be apportioned by the remaining members of the Board of Directors or by stockholders. The Company’s Board of Directors currently consists of five directors, and these five directors are nominated for election at the Annual Meeting. Each nominee has confirmed that he will be able and willing to serve as a director if elected. If any of the nominees becomes unable or unwilling to serve, your proxy will be voted for the election of a substitute nominee recommended by the current Board of Directors. Upon recommendation of the Board of Directors, the Board of Directors has nominated for election as directors at our Annual Meeting Messrs. John S. Wilson, Michael Abrams, Lewis Jaffe, Grant Dawson and Dr. Fadi Aramouni.

Required Vote and Recommendation

The election of directors requires the affirmative vote of a plurality of the voting shares present or represented by proxy and entitled to vote at the Annual Meeting. The five nominees receiving the highest number of affirmative votes will be elected. Unless otherwise instructed or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the election of the nominees.

The Board of Directors recommends that the stockholders vote “FOR” the election of Mr. Wilson, Mr. Abrams, Mr. Jaffe, Mr. Dawson and Dr. Aramouni.

The following sections sets forth certain information regarding the nominees for election as directors of the Company. There are no family relationships between any of the directors and the Company’s executive officers.

Name	Served as Director Since	Age	Principal Business Experience
John S. Wilson	2009	50
Mr. Wilson is our Chief Executive Officer, President, and Director with over eighteen years of invaluable experience at both The Coca-Cola Company and Coca-Cola Enterprises. Most recently, Mr. Wilson was responsible for negotiating exclusive bottling agreements with national customers on behalf of all seventy-three of the Coca-Cola Bottlers in the United States. Mr. Wilson holds a Master of Business Administration degree from St. Louis University.

The Nominating and Corporate Governance Committee believes Mr. Wilson's extensive experience with a Fortune 500 company involved in managing distribution relationships, and his success at growing the Company's revenue since joining the Company as Chief Executive Officer in 2009, provides substantial value to the Board of Directors.

Michael Abrams	2010	44
Mr. Abrams is our Chief Financial Officer and Director, and currently a partner at Burnham Hill Capital Group, a New York-based financial advisory, consulting, investment and merchant-banking firm he joined in August of 2003. Mr. Abrams currently serves on the Board of Directors of QuantRX Biomedical, Inc., a publicly traded company. He holds a Masters of Business Administration with Honors from the Booth School of Business at the University of Chicago.

The Nominating and Corporate Governance Committee believes Mr. Abrams' broad experience as an executive, investor, public company director, investment banker and restructuring expert, primarily but not limited to public companies, provides necessary and relevant experience to the Board of Directors in its deliberations.

Lewis Jaffe	2010	57
Mr. Jaffe is the Chairman of the Board of Directors, and currently the Chief Executive Officer of Movio, a high speed, mobile movie and content downloading service and application. Prior to Movio, Mr. Jaffe was a principal at Jaffe & Associates (“J&A”), a consulting and advisory firm that provides strategic and tactical planning to mid-market companies and CEO coaching to their executives. Prior to 2009, Mr. Jaffe was Interim Chief Executive Officer and President of Oxford Media, Inc., where he served from 2006 to 2008. Mr. Jaffe has also served in executive management positions with Verso Technologies, Inc., Wireone Technologies, Inc., Picturetel Corporation, and was also previously a Managing Director of Arthur Andersen. Mr. Jaffe is a graduate of the Stanford Business School Executive Program, holds a Bachelor of Science from LaSalle University and holds a Masters Professional Director Certification from the American College of Corporate Directors, a public company director education and credentialing program. Mr. Jaffe also served on the Board of Directors of Benihana, Inc. as its lead independent director from 2004 to 2012.

The Nominating and Corporate Governance Committee believes Mr. Jaffe’s experience as a CEO of both public and private companies and consultant providing strategic and tactical planning to public companies provides the Company with a depth of knowledge, systems and best practices.  His experience is invaluable on the strategic and operations side of our business and Mr. Jaffe is our corporate governance expert.  He adds significant value to the Board of Directors and management as the Company executes its business plan.

Grant Dawson	2013	45
Mr. Dawson has served as a Director since November 2013, and is currently a Portfolio Manager of Fixed Income Investments for Polar Securities.  Mr. Dawson brings more than 15 years of experience in finance and has significant board-level experience in corporate governance for public companies.  Prior to Polar Securities, he was Managing Director of Fixed Income Investments for Manulife Asset Management, a subsidiary of Manulife Financial Corporation, and Vice President and Lead Analyst responsible for corporate debt ratings with Dominion Bond Rating Agency. Prior to such time, Mr. Dawson held various senior management positions in credit management and corporate finance with Nortel and in equity research with Dain Rauscher Ltd. Mr. Dawson earned an M.B.A. from the SMU Cox School of Business, a B.Comm in Finance from the University of Windsor, and holds the Chartered Financial Analyst designation.

The Nominating and Corporate Governance Committee believes Mr. Dawson’s extensive expertise and knowledge regarding corporate finance and investment banking matters, as well as corporate governance, provides the Company with valuable insight following the Company’s recent recapitalization, and will assist the Company as it builds a long-term, sustainable long-term capital structure.

Dr. Fadi Aramouni	2013	58
Dr. Aramouni has served as a Director since November 2013, and is a professor at the Food Sciences Institute at Kansas State University. He has been with the Kansas State University Department of Foods and Nutrition since 1989 and is a recognized leader and expert in the field of food science. In addition to teaching responsibilities that include courses on the research and development of food products and fundamentals of food processing, Dr. Aramouni manages the Value-Added Food Product Development Laboratory. Dr. Aramouni is also a process authority for processors of low acid/acidified foods, and provides educational programs on good manufacturing practices, sanitation, hazard analysis and critical control points (HACCP), food recalls and one-on-one assistance for the development and implementation of food processing programs. He received a B.S. in Biochemistry and M.S. in Food Technology from the American University of Beirut, as well as a Ph.D. in Food Science from Louisiana State University.

The Nominating and Corporate Governance Committee believes Dr. Aramouni’s expertise in the field of food science provides the Company with invaluable guidance as we develop new products and seek to improve current product formulations, and provides the Board with a unique, industry-focused perspective.

There have been no events under any bankruptcy act, no criminal proceedings and no judgments or injunctions material to the evaluation of the ability and integrity of any director or nominee during the past ten years.

CORPORATE GOVERNANCE, BOARD COMPOSITION AND BOARD COMMITTEES

Term of Office

Pursuant to our bylaws, each member of our Board of Directors shall serve from the time they are duly elected and qualified, until our next Annual Meeting of Stockholders or their until death, resignation or removal from office.

Board Member Independence

Although our common stock is not yet listed on a national securities exchange, we have elected to retain the NASDAQ Stock Market Rules to determine director independence. Three of our five Board members – Mr. Jaffe, Mr. Dawson and Dr. Aramouni – are considered independent (as independence is defined by Rule 5605(a)(2) of the NASDAQ Stock Market Rules).

Each member of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee meet the independence standards established by the NASDAQ Stock Market Rules and the SEC for audit committees and compensation committees. In addition, the Board has determined that Messrs. Jaffe and Dawson each satisfy the definition of an “audit committee financial expert” under SEC rules and regulations. These designations do not impose any duties, obligations or liabilities on Messrs. Jaffe and Dawson that are greater than those generally imposed on them as members of the Audit Committee and the Board, and their designations as audit committee financial experts does not affect the duties, obligations or liability of any other member of the Audit Committee or the Board.

Board Structure

The Board does not have a policy regarding the separation of the roles of the Chief Executive Officer and Chairman of the Board, as the Board believes it is in the best interest of the Company and its stockholders to make that determination based on the position and direction of the Company and the membership of the Board, from time to time. Currently, Mr. Jaffe, an independent director, serves as our Chairman of the Board. Mr. Wilson currently serves as our principal executive officer and as a director.

Board Risk Oversight

Our Board administers its oversight function through both regular and special meetings and by frequent telephonic updates with our senior management. A key element of these reviews is gathering and assessing information relating to risks of our business. All business is exposed to risks, including unanticipated or undesired events or outcomes that could impact an enterprise’s strategic objectives, organizational performance and stockholder value. A fundamental part of risk management is not only understanding such risks that are specific to our business, but also understanding what steps management is taking to manage those risks and what level of risk is appropriate for us. In setting our business strategy, our Board assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk.

While our Board has the ultimate oversight responsibility for our risk management process, various committees of our Board also have responsibility for risk management. In particular, the Audit Committee focuses on financial risk, including internal controls, and the assessments of risks reflected in audit reports. Legal and regulatory compliance risks are also reviewed by our Audit Committee. Risks related to our compensation programs are reviewed by the Compensation Committee. Our Board is advised by the committees of significant risks and management’s response via periodic updates.

Board Meetings

The Board held three official meetings during the year ended December 31, 2013, supplemented by numerous additional discussions by and among a majority of the Board, and numerous actions effectuated by Unanimous Written Consent in lieu of a formal motion and vote during an official meeting. In 2013, all incumbent directors attended at least 75% of the aggregate number of meetings of the Board.

Board Committees and Charters

The Board has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The Board appoints the members and chairpersons of these committees. Copies of each committee charter is available by making a request to the Company’s Corporate Secretary at 4509 South 143rd Street, Suite 1, Omaha, Nebraska 68137.

Audit Committee

Members:	Lewis Jaffe (Chairman)
Grant Dawson
Dr. Fadi Aramouni

Number of Meetings in 2013:	The Audit Committee held four meetings during 2013.

Functions:
The Audit Committee provides assistance to the Board of Directors in fulfilling its legal and fiduciary obligations in matters involving our accounting, auditing, financial reporting, internal control and legal compliance functions by approving the services performed by our independent accountants and reviewing their reports regarding our accounting practices and systems of internal accounting controls. The Audit Committee also oversees the audit efforts of our independent accountants and takes those actions as it deems necessary to satisfy it that the accountants are independent of management.

Compensation Committee

Members:	Lewis Jaffe (Chairman)
Grant Dawson
Dr. Fadi Aramouni

Number of Meetings in 2013:	The Compensation Committee held two meetings during 2013.

Functions:
The Compensation Committee determines our general compensation policies and the compensation provided to our directors and officers. The Compensation Committee also reviews and determines bonuses for our officers and other employees. In addition, the Compensation Committee reviews and determines equity-based compensation for our directors, officers, employees and consultants and administers our stock option plans and employee stock purchase plan.

Nominating and Corporate Governance Committee

Members:	Lewis Jaffe (Chairman)
Grant Dawson
Dr. Fadi Aramouni

Number of Meetings in 2013:	The Nominating and Corporate Governance Committee held three meetings during 2013.

Functions:
The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board of Directors regarding candidates for directorships and the size and composition of the Board. In addition, the Nominating and Corporate Governance Committee is responsible for overseeing our corporate governance guidelines and reporting and making recommendations to the Board concerning corporate governance matters.

Stockholder Communications with the Board of Directors

Our Board of Directors provides stockholders with the ability to send communications to the Board of Directors, and stockholders may do so at their convenience. In particular, stockholders may send their communications to: Board of Directors, c/o Corporate Secretary, FitLife Brands, Inc., 4509 South 143rd Street, Suite 1, Omaha, Nebraska 68137. All communications received by the Corporate Secretary are relayed to the Board of Directors of the Company. Members of the Board of Directors are not required to attend our Annual Meetings of Stockholders.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF
TARVARAN, ASKELSON & COMPANY, LLC TO SERVE AS OUR
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR

The Board of Directors has appointed Tarvaran, Askelson & Company, LLP as our independent registered public accounting firm for the current fiscal year and hereby recommends that the stockholders ratify such appointment.

The Board of Directors may terminate the appointment of Tarvaran, Askelson & Company, LLP as the Company’s independent registered public accounting firm without the approval of the stockholders whenever the Board of Directors deems such termination necessary or appropriate.

 Representatives of Tarvaran, Askelson & Company, LLP will be present at the Annual Meeting, or available by telephone, and will have an opportunity to make a statement if they so desire and to respond to appropriate questions from stockholders.

Required Vote and Recommendation

Ratification of the selection of Tarvaran, Askelson & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014 requires the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting. Under Nevada law and our Bylaws, an abstention will have the same legal effect as a vote against the ratification of Tarvaran, Askelson & Company, LLP, and each broker non-vote will reduce the absolute number, but not the percentage, of affirmative votes necessary for approval of the ratification. Unless otherwise instructed on the proxy or unless authority to vote is withheld, shares represented by executed proxies will be voted “FOR” the ratification of Tarvaran, Askelson & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the selection of Tarvaran, Askelson & Company, LLP as the Company’s independent auditors for the fiscal year ending December 31, 2014.

EXECUTIVE OFFICERS

The following table sets forth information regarding the executive officers of the Company:

Name	Age	Title

John Wilson	50	Chief Executive Officer, President, Director
Michael Abrams	44	Chief Financial Officer, Director

The Chief Executive Officer and other officers of the Company hold their respective offices at the discretion of the Board.  The background and principal occupations of each of our executive officers are set forth on in Proposal No. 1 on page 4.

Indemnification of Officers and Directors

As permitted by Nevada law, we will indemnify our directors and officers against expenses and liabilities they incur to defend, settle, or satisfy any civil or criminal action brought against them on account of their being or having been Company directors or officers unless, in any such action, they are adjudged to have acted with gross negligence or willful misconduct.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation paid to the Company’s Chief Executive Officer, and the Company’s two most highly compensated executive officers other than its Chief Executive Officer, who were serving as executive officers as of December 31, 2013 and whose annual compensation exceeded $100,000 during such year (collectively the “Named Executive Officers”).

2013 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary and Bonus ($)	Stock Awards ($)*	Warrants and Option Awards ($)*	All Other Compensation ($)*	Total ($)

John Wilson	2013	268,957	-	-	15,911	284,867
CEO and Director	2012	275,615	15,000	16,174	-	306,789

Michael Abrams	2013	203,138	294,250	16,092	62,631	576,112
CFO and Director	2012	26,962	-	3,235	162,000	192,197

* The reported amounts for 2013 include the common stock and option grant authorized by the Board of Directors for Mr. Abrams in January 2013, which securities were reflected in the beneficial ownership table in the Form 10-K filed for the year ended December 31, 2012. The shares of common stock issued Mr. Abrams are subject to a Restricted Stock and Vesting Agreement under which the shares shall remain unvested until the third anniversary of the original date of issuance and subject to substantial risk of forfeiture prior to such date. In addition, $54,000 of the amount listed under All Other Compensation for Mr. Abrams in 2013 was paid directly to Burnham Hill Advisors LLC (“BHA”) pursuant to an agreement by and between BHA and the Company. The agreement was terminated in connection with the execution of that certain employment agreement by and between the Company and Mr. Abrams dated May 1, 2013.

Employment Agreements

Mr. John Wilson currently serves as the Company’s Chief Executive Officer pursuant to the terms of an Employment Agreement by and between the Company and Mr. Wilson, dated December 31, 2009 and amended on April 13, 2012. The agreement provides that Mr. Wilson shall serve the Company in the capacity of its Chief Executive Officer through June 30, 2014, subject to standard terms and provisions consistent with agreements of such type.

Mr. Michael Abrams currently serves as the Company’s Chief Financial Officer pursuant to the terms of an employment agreement by and between the Company and Mr. Abrams, dated May 1, 2013. The agreement provides that Mr. Abrams shall serve the Company in the capacity of Chief Financial Officer through May 31, 2016, subject to standard terms and provisions consistent with agreements of such type. Prior to May 1, 2013, Mr. Abrams served as the Company’s Chief Financial Officer pursuant to the terms of a Consulting Agreement for Services by and between the Company and BHA, which agreement was terminated on May 8, 2013.

Outstanding Equity Awards

The following table discloses outstanding equity awards held by each of the Named Executive Officers as of December 31, 2013:

	Equity Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#)Unexercisable	Option Exercise Price ($)	Option Expiration Date
John Wilson	33,333	16,667	$1.00	05/19/16
Chief Executive Officer and President	16,667	33,333	$0.90	04/13/17

Michael Abrams	3,333	6,667	$0.90	04/13/17
Chief Financial Officer	16,667	33,333	$0.90	01/16/18

Equity Compensation Plan Information

The following table sets forth information as of December 31, 2013, with respect to the shares of common stock that may be issued upon the exercise of options and other rights under our existing equity compensation plans and arrangements. The information includes the number of shares covered by and the weighted average exercise price of, outstanding options and other rights and the number of shares remaining available for future grants, excluding the shares to be issued upon exercise of outstanding options and other rights.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)
	(a)	(b)	(c)
Equity compensation plans approved by security holders:	180,000	$0.93	1,320,000

Equity compensation plans not approved by security holders:	-	-	-

Total	180,000	$0.93	1,320,000

Description of Equity Compensation Plans

2010 Stock Incentive Plan. The 2010 Stock Incentive Plan (the “2010 Plan”) was adopted by the Company’s Board of Directors on June 30, 2010, and approved by a majority of the Company’s stockholders on August 26, 2010. The 2010 Plan reserves for issuance 1,500,000 shares of the Company’s common stock for issuance as one of four types of equity incentive awards: (i) stock options, (ii) stock appreciation rights, (iii) restricted stock, and (iv) stock units. The 2010 Plan permits the qualification of awards under the plan as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code.

DIRECTOR COMPENSATION

We currently have five directors. Our director compensation plan adopted in June 2010 provides for the issuance of 25,000 shares of the Company's common stock (2,500 shares after giving effect to the 1 for 10 reverse split that went into effect on September 30, 2013)  to each independent director on the date of their appointment to the Company’s Board of Directors.  In addition, each independent director receives $5,000 per quarter for service on the Board.  Under the plan, the Chairman of the Board is paid an additional $5,000 per annum in addition to all other fees, and the chairman of each committee of the Board of Directors is paid $2,500 per annum in addition to all other fees.  The maximum amount that may be paid to any director for service on the Board of Directors in any calendar year is $25,000.

Director Compensation for the Year Ended December 31, 2013

Name	Fees Earned or Paid in Cash	Stock Awards(2)	Total
Lewis Jaffe	$25,000	$35,750	$60,750
Grant Dawson (1)	–	$8,214	$8,214
Dr. Fadi Aramouni (1)	$3,333	$4,875	$8,208

(1)	Mr. Dawson and Dr. Aramouni were appointed to the Company’s Board of Directors on November 1, 2013.
(2)	All stock awards are valued based on the closing price of the Company’s common stock, as reported by the OTCBB, on the grant date of each respective award.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Until May 2013, Mr. Michael Abrams served as the Company’s Chief Financial Officer pursuant to the terms of a Consulting Agreement for Services (“Agreement”) by and between the Company and BHA.  The Agreement was terminated on May 8, 2013 in connection with the execution of an employment agreement by and between Mr. Abrams and the Company. Mr. Abrams is a partner in Burnham Hill Capital Group, of which BHA is a 100% wholly owned entity. Mr. Jason Adelman, a stockholder beneficially owning more than 5% of the Company's common stock, is also a principal of BHA.  During the year ended December 31, 2013, the Company paid BHA $54,000 under the Agreement in connection with services rendered by Mr. Abrams to the Company as its Chief Financial Officer and an additional $26,000 in connection with the cancellation of the Agreement. Additionally, Mr. Abrams received $1,500 per month directly from the Company from January 2013 through April 2013 in connection with the services he provided to the Company pursuant to the Agreement prior to its cancellation.

 Each of the transactions described above was reviewed and approved or ratified by our Board of Directors, and were on terms no less favorable to us than could have been obtained from unaffiliated third parties.

OWNERSHIP OF PRINCIPAL STOCKHOLDERS AND MANAGEMENT
 AND RELATED STOCKHOLDER MATTERS

The following table discloses certain information as of May 27, 2014 as to shares of the Company’s common stock beneficially owned by: (i) each person who is known by the Company to own beneficially more than 5% of the Company’s common stock, (ii) each of the Company’s current directors and director nominees, (iii) each of the Company’s named executive officers and (iv) all of the Company’s current directors and executive officers as a group. Except as indicated in the footnotes to the following table, the persons or entities named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws, where applicable.

The percentage of the shares of Company’s common stock beneficially owned is based on 8,190,368 shares issued and outstanding as of May 27, 2014. In addition, shares acquirable within 60 days of May 27, 2014 pursuant to options or other securities are deemed to be issued and outstanding and have been treated as outstanding in calculating the percentage ownership of those individuals possessing such interest, but not for any other individual, pursuant to Rule 13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Name and Address of Owner	Title of Class	Number of Shares Owned	Percentage of Class(1)

Michael Abrams(2) c/o FitLife Brands, Inc. 4509 South 143rd Street, Suite 1 Omaha, NE 68137	Common Stock	402,000	4.9%

Lewis Jaffe(3) c/o FitLife Brands, Inc. 4509 South 143rd Street, Suite 1 Omaha, NE 68137	Common Stock	57,000	*%

John Wilson(4) c/o FitLife Brands, Inc. 4509 South 143rd Street, Suite 1 Omaha, NE 68137	Common Stock	547,409	6.6%

Grant Dawson c/o FitLife Brands, Inc. 4509 South 143rd Street, Suite 1 Omaha, NE 68137	Common Stock	6,121	*%

Fadi Aramouni c/o FitLife Brands, Inc. 4509 South 143rd Street, Suite 1 Omaha, NE 68137	Common Stock	4,500	*%

All Officers and Directors as a group (5 persons)	Common Stock	1,017,030	12.2%

Jason Adelman Cipher Capital Partners, LLC c/o Rothschild 1251 Avenue of the Americas, Suite 936 New York, NY 10020	Common Stock	1,046,680	12.8%

Jeffrey Greenblatt 14 East 60th Street, Suite 600 New York, NY 10022	Common Stock	950,697	11.6%

Michael Liss Cipher Capital Partners, LLC c/o Rothschild 1251 Avenue of the Americas, Suite 936 New York, NY 10020	Common Stock	438,578	5.4%

(1)	* Less than 1%

(2)	Includes stock options to purchase 60,000 shares of common stock, exercisable at $0.90 per share.

(3)	Includes stock options to purchase 10,000 shares of common stock, exercisable at $0.90 per share.

(4)	Includes: (i) options to purchase 50,000 shares of common stock, exercisable at $0.90 per share; and (ii) options to purchase 50,000 shares of common stock, exercisable at $1.00 per share.

INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Board of Directors has selected Tarvaran, Askelson & Company, LLP (“Tarvaran, Askelson & Company”) as the independent accountants of the Company for the fiscal year ending December 31, 2014. Representatives of Tarvaran, Askelson & Company, LLP are expected to be present at the Annual Meeting or available by telephone, and are expected to be available to respond to questions. They will also be afforded an opportunity to make a statement if they desire to do so.

The following presents approximate aggregate fees and other expenses for professional services rendered by Tarvaran, Askelson & Company, LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2013 and 2012 and fees and other expenses for other services rendered during those periods.

Audit Fees

The aggregate fees billed by Tarvaran, Askelson & Company for professional services rendered for the audit of the Company’s annual financial statements for fiscal years ended December, 31, 2013 and 2012 approximated $40,000 in each of the fiscal years.  In addition, aggregate fees billed by Tarvaran, Askelson & Company for professional services rendered for the review of the Company's quarterly financial statements for fiscal years ended December 31, 2013 and 2012 approximated $20,000 in each year.

Audit-Related Fees

Tarvaran, Askelson & Company did not provide assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements for the fiscal years ended December 31, 2013 and 2012, and that are not disclosed in the paragraph captioned “Audit Fees” above.

Tax Fees

Tarvaran, Askelson & Company provided professional services for tax compliance, tax advice and tax planning for the fiscal year ended December 31, 2013 and 2012. The aggregate fees billed or expected to be billed for Tax Fees for each of the fiscal years ending December 31, 2013 and 2012 were less than $10,000.

All Other Fees

Tarvaran, Askelson & Company did not provide any additional services to the Company, other than the services described in the paragraphs “Audit Fees” and “Tax Fees” above, for the fiscal years ended December 31, 2013 and 2012.

The Board has received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and has discussed with its auditors its independence from the Company. The Board has considered whether the provision of services other than audit services is compatible with maintaining auditor independence.

Based on the review and discussions referred to above, the Board approved the inclusion of the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for its 2013 fiscal year for filing with the SEC.

The Board pre-approved all fees described above.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

There have been no changes in or disagreements with accountants on accounting and financial disclosure.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board and is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the Company’s financial statements and the reporting process, including the system of internal controls. The independent registered certified public accountants are responsible in their report for expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

The Audit Committee has reviewed and discussed the Company’s audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 with the Company’s management and its independent registered certified public accountants. The Audit Committee met privately with the independent registered certified public accountants and discussed issues deemed significant by the independent registered certified public accountants, including those matters required by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards). In addition, the Audit Committee has received the written disclosures from the independent registered certified public accountants required by the applicable requirements of the Public Company Accounting Oversight Board and discussed with the independent registered certified public accountants their independence from the Company.

Based upon the reviews and discussions outlined above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

Audit Committee

Lewis Jaffe (Chairman)
Grant Dawson
Dr. Fadi Aramouni
_____________

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Forms 3 (Initial Statement of Beneficial Ownership), 4 (Statement of Changes of Beneficial Ownership of Securities) and 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they file.

To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2013, each of our officers and directors had one or more late filings related to the acquisition of our securities.

ADDITIONAL INFORMATION

Deadline for Receipt of Stockholder Proposals

Pursuant to Rule 14a-8 under the Exchange Act, stockholder proposals to be presented at our 2015 Annual Meeting of Stockholders and included in our Proxy Statement and form of proxy relating to that annual meeting must be received by us at our principal executive offices at 4509 South 143rd St, Suite 1, Omaha, Nebraska 68137, addressed to our Corporate Secretary, not later than January 29, 2015. These proposals must comply with applicable Nevada law, the rules and regulations promulgated by the SEC and the procedures set forth in our Bylaws.

Stockholders who intend to present a proposal at our 2015 Annual Meeting of Stockholders without inclusion of such proposal in our proxy materials pursuant to Rule 14a-8 under the Exchange Act are required to provide advanced notice of such proposal to us at the aforementioned address not later than January 29, 2015.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and all other applicable requirements.

Code of Ethics and Business Conduct

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. Code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any stockholder requesting a copy in writing from the Company. A form of the code of conduct and ethics was filed as Exhibit 14.1 to our Annual Report on Form 10-K for December 31, 2008.

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

A number of brokers with account holders who are stockholders of the Company will be “householding” the Company’s proxy materials. A single set of the Company’s proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of the Company’s proxy materials, please notify your broker or direct a written request to the Corporate Secretary at 4509 South 143rd Street, Suite 1, Omaha, Nebraska 68137, or by calling (402) 333-5260. The Company undertakes to deliver promptly, upon any such oral or written request, a separate copy of its proxy materials to a stockholder at a shared address to which a single copy of these documents was delivered. Stockholders who currently receive multiple copies of the Company’s proxy materials at their address and would like to request “householding” of their communications should contact their broker, bank or other nominee, or contact the Company at the above address or phone number.

Other Matters

At the date of this Proxy Statement, the Company knows of no other matters, other than those described above, that will be presented for consideration at the Annual Meeting. If any other business should come before the Annual Meeting, it is intended that the proxy holders will vote all proxies using their best judgment in the interest of the Company and the stockholders.

The Notice, mailed to stockholders on or about May 29, 2014, contains instructions on how to access the Company’s 2013 Annual Report on Form 10-K for the fiscal year ended December 31, 2013. The Annual Report on Form 10-K, which includes audited financial statements, does not form any part of the material for the solicitation of proxies.

The Board of Directors invites you to attend the Annual Meeting in person. Whether or not you expect to attend the Annual Meeting in person, please submit your vote by internet, telephone or e-mail as promptly as possible so that your shares will be represented at the Annual Meeting.

REGARDLESS OF WHETHER YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE READ THE ACCOMPANYING PROXY STATEMENT AND THEN VOTE BY INTERNET, TELEPHONE OR E-MAIL AS PROMPTLY AS POSSIBLE.  VOTING PROMPTLY WILL SAVE US ADDITIONAL EXPENSE IN SOLICITING PROXIES AND WILL ENSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.

By order of the Board of Directors

John Wilson
Chief Executive Officer, President and Director

FITLIFE BRANDS, INC.
4509 SOUTH 143RD STREET, STE 1
OMAHA, NE 68137

Important Notice Regarding the Availability of Proxy for the Shareholder Meeting to be Held on Tuesday, July 08, 2014

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As part of our efforts to conserve environmental resources and prevent unnecessary corporate expenses, FITLIFE BRANDS, INC. has elected to provide Internet access to its proxy statement and annual reports rather than mailing paper copies. This reduces postage, printing expenses, and unnecessary paper waste.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

Voting Items

If no direction is made, this proxy will be voted FOR Proposals Nos. 1 and 2, which have been proposed by our Board, and in his or her discretion, upon other matters as may properly come before the Annual Meeting.

1. ELECTION OF DIRECTORS

1. John S. Wilson	2. Michael Abrams	3. Lewis Jaffe
4. Grant Dawson	5. Fadi Aramouni	

NOTE: IN HIS OR HER DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

HOW TO ACCESS THE PROXY MATERIALS

The proxy statement and annual report to security holders are available online at: **www.colonialstock.com/fitlife2014**

HOW TO VOTE

BY INTERNET www.colonialstock.com/fitlife2014
On the above website, you can vote by clicking "Vote" and then entering the control number above as directed.

BY PHONE 877-285-8605

BY MAIL Send a paper proxy voting card by mail. You may request a proxy card by contacting us at 877-285-8605.

IN PERSON Vote in person at the meeting.

MEETING INFORMATION

Meeting Type:	Annual Meeting
Meeting Date:	July 08, 2014
Meeting Time:	10:00 AM CT
Meeting Location:	Fitlife Brands, Inc. 4509 South 143rd Street, STE1 Omaha, NE 68137

TO ORDER A PAPER OR E-MAIL COPY OF THE PROXY MATERIALS:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make your request for a copy as instructed below on or before: June 03, 2014

1. By Phone: (877) 285-8605
2. By Internet: www.colonialstock.com/fitlife2014
3. By Email: annualmeeting@colonialstock.com

If requesting materials by email, please include the control number listed above with your request.